UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2014

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

3 Columbus Circle, 15th Floor

New York, New York 10019

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

On September 15, 2014, TG Therapeutics, Inc. (the “Company”) issued a press release announcing it has reached an agreement with the U.S. Food and Drug Administration regarding a Special Protocol Assessment on the design, endpoints and statistical analysis approach of a Phase 3 clinical trial for TG-1101 (ublituximab), its glycoengineered anti-CD20 monoclonal antibody, in combination with Imbruvica® (ibrutinib) for the treatment of Chronic Lymphocytic Leukemia (CLL) in patients with high risk cytogenetics. A copy of the press release is being filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements And Exhibits.

(d)	Exhibits.

99.1	Press release issued by the Company on September 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.

(Registrant)

Date: September 15, 2014

By:  /s/ Sean A. Power__________

Sean A. Power

Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release issued by TG Therapeutics, Inc. on September 15, 2014.

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